CONSOLIDATED STATEMENTS OF CONDITION (Parenthetical) - USD ($) $ in Thousands	Dec. 31, 2022	Dec. 31, 2021
Assets
Securities held to maturity, fair value	$ 8,460	$ 10,450
Shareholders' Equity
Common stock, par value (in dollars per share)	$ 1	$ 1
Common stock, shares authorized (in shares)	10,000,000	10,000,000
Common stock, shares issued (in shares)	5,465,707	5,447,185
Treasury stock, shares (in shares)	693,933	693,933